Exhibit 99.1 Welcome Huntington Bancshares Incorporated Deutsche Bank Global Financial Services Conference May 29, 2019 The Huntington National Bank is Member FDIC. ®, Huntington®, Huntington® are federally registered service marks of Huntington Bancshares Incorporated. ©2019 Huntington Bancshares Incorporated. All rights reserved. (Nasdaq: HBAN)

Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our 2018 Annual Report on Form 10-K, as well as our subsequent Securities and Exchange Commission (“SEC”) filings, which are on file with the SEC and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings.” All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

Important Messages Building long-term shareholder value  Consistent organic growth  Maintain aggregate moderate-to-low risk appetite  Minimize earnings volatility through the cycle  Disciplined capital allocation Focus on top quartile financial performance relative to peers Strategic focus on Customer Experience High level of colleague and shareholder alignment  Board, management, and colleague ownership represents top ten shareholder 3

Driving Toward a Best-in-Class Return Profile Actions taken since 2009 accelerated performance 24% 1Q19 ROTCE vs. Peers Focused the 20% Business Model 18.3% Peer Median: 14.1% 16% 12% Built the 8% Brand 4% 0% Invested in the Franchise Disciplined 20% 1Q19 ROCE vs. Peers Execution 16% 13.8% Peer Median: 10.8% Aggregate 12% Moderate-to-Low 8% Risk Appetite 4% Strong Management / 0% Shareowner Alignment 4 Source: S&P Global Market Intelligence and company reports *Excludes gain on sale of WP shares

Positioned for Strong Relative Performance Through-the-Cycle Strengthened Pretax Pre-Provision Net Revenue (1) Well-Diversified Balance Sheet $ billions $1.9 $2.0 $1.8 $1.8 $1.4 $1.1 Core Loans (3) 44% 50% 50% Deposits (3) $75 B $79 B 56% 2015 2016 2017 2018 1Q18(2) 1Q19 (2) 1.86% 1.75% 2.26% 2.22% 2.26%(2) 2.28%(2) Commercial Consumer As percentage of risk-weighted assets Disciplined Management of Credit Risk Strong Capital Base and Capital Management Cumulative Losses as a % of Average Total Loans in Common Equity Tier 1 (CET1) Ratio Dodd-Frank Act Stress Test (DFAST) 2018 CCAR minimum (4) 4.5% 1.3% 5.8% Supervisory Severely Adverse Scenario 1Q19 Actual 4.5% 5.3% 9.8% 2015 2016 2017 2018 4.2% 4.8% 4.6% 5.3% Total Risk-Based Capital Ratio #1 #4 #4 #3 2018 CCAR minimum (4) 8.0% 1.8% 9.8% 1Q19 Actual 8.0% 5.1% 13.1% Ranking among traditional commercial banks participating in DFAST (Excludes ALLY, AXP, BAC, BK, BCS, COF, C, CS, DB, DFS, GS, JPM, MS, NTRS, RBC Minimum Buffer USA Holdco Corporation, STT, UBS, WFC) 5 (1) Non-GAAP financial metric; see slide 11; (2) Annualized; (3) 1Q19 average balances; (4) Projected minimum in the Federal Reserve Severely Adverse Scenario

Attractive Capital Return Profile and Priorities Targeting 70-80% total payout, including up to 45% dividend payout 112% 84% 70-80% 71% 68% 58% 30-35% 56% 47% 47% 38% 43% 23% 24% 21% 43% 41% 40-45% 34% 29% 30% 22% 26% L-T 2012 2013 2014 2015 2016 2017 2018 Target Dividend Payout Share Repurchase Payout 6

Disciplined Execution and Financial Flexibility Driving 2019 Performance Continued Earning Asset Yield Expansion Driven by New Money Yields 5.39% 4.73% 4.71% 4.29% 3.88% 3.87% Auto RV/Marine Resi Mtg New Money Yield Portfolio Yield ex-PAA Actions Taken or Under Consideration to Drive 2019 Performance  Sold $1 billion of lower-yielding securities; additional investment securities and loan portfolios currently being evaluated to minimize funding cost and optimize returns  Shifted promotional deposit focus from CDs to MMDA to drive lower blended new money rates and shortened promotional terms; introduced new business banking checking suite to drive incremental commercial DDA  Loan pricing and wallet share reviews on all commercial loan renewals to ensure appropriate risk-adjusted returns  Flexibility to right-size noninterest expense to revenue environment to achieve positive operating leverage for 7th consecutive year 7

Positioning the Balance Sheet to Remain Nimble with Uncertain Interest Rate Outlook Actions taken to reduce downside risk from lower interest rates, while preserving upside potential from higher interest rates  Implementing hedging strategy to gradually reduce Net Interest Income at risk in the -100 bp interest rate ramp scenario to approximately -1.0% by year-end 2019  Tactics include purchase of interest rate floors, asset swaps, and $1 billion of additional securities  Targeting 1 to 2 year duration on floors and 3 to 4 year duration on asset swaps; utilizing floors to preserve potential upside from additional rate hikes  Current revenue expectations include approximately 3-4 bp negative impact to full year 2019 NIM Down 100 bp Ramp Scenario Hedging Position ($ billion) -1.0% -2.0% -2.9% $21 $4 $6 $7 $6 $7 (1) 12/31/18 3/31/19 12/31/19 Target 3/31/2019 5/23/2019 12/31/19 Estimate Year 1 Net Interest Income at Risk Asset Swaps & Floors Debt Swaps (1) Estimate as of May 29, 2019. Hedging program size will be dependent upon interest rate 8 environment and shape of yield curve during implementation.

2019 Full-Year Expectations(1) and Long-Term Financial Goals 2019 2019 - 2021 Full-Year Expectations(1) Long-Term Financial Goals Revenue Growth 4% - 6.5% Revenue Growth 4% - 6% 2018 = $4.540 billion Positive Noninterest Expense Growth 2% - 3.5% Noninterest Expense Growth Operating 2018 = $2.647 billion Leverage Average Loan Growth 4% - 5.5% Efficiency Ratio 53% - 56% 2018 = $72.2 billion Average Deposit Growth 2% - 4% ROTCE 17% - 20% 2018 = $80.2 billion Net Charge-offs < 35 bp Net Charge-offs 35 bp - 55 bp (Average through-the-cycle target range) 9 (1) As of May 29, 2019

Important Messages Building long-term shareholder value  Consistent organic growth  Maintain aggregate moderate-to-low risk appetite  Minimize earnings volatility through the cycle  Disciplined capital allocation Focus on top quartile financial performance relative to peers Strategic focus on Customer Experience High level of colleague and shareholder alignment  Board, management, and colleague ownership represents top ten shareholder 10

Reconciliation Pretax Pre-Provision Net Revenue (PPNR) ($ in millions) 1Q19 1Q18 2018 2017 2016 2015 Net interest income – FTE $829 $777 $3,219 $3,052 $2,412 $1,983 Noninterest income 319 314 1,321 1,307 1,151 1,039 Total revenue 1,148 1,091 4,540 4,359 3,563 3,022 Less: Significant Items 0 0 0 2 1 3 Less: gain / (loss) on securities 0 0 (21) (4) 0 1 Total revenue – adjusted A 1,148 1,091 4,561 4,361 3,562 3,018 Noninterest expense 653 633 2,647 2,714 2,408 1,976 Add: provision for unfunded loans 4 (2) 9 (11) 21 11 Less: Significant Items 0 0 0 154 239 58 Noninterest expense – adjusted B 657 631 2,656 2,549 2,191 1,929 Pretax pre-provision net revenue A - B $491 $460 $1,905 $1,812 $1,372 $1,089 (PPNR) Risk-weighted assets (RWA) $85,966 $81,365 $85,687 $80,340 $78,263 $58,420 PPNR as % of RWA 2.28% 2.26% 2.22% 2.26% 1.75% 1.86% 11

Do we consolidate this and Basis of Presentation next slide? Use of Non-GAAP Financial Measures This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, conference call slides, or the Form 8-K related to this document, all of which can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com. Annualized Data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully-Taxable Equivalent Interest Income and Net Interest Margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per Share Equivalent Data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company’s financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Significant Items. Earnings per share equivalents are usually calculated by applying an effective tax rate to a pre-tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent. Rounding Please note that columns of data in this document may not add due to rounding. 12

Basis of Presentation Significant Items From time to time, revenue, expenses, or taxes are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by management at that time to be infrequent or short term in nature. We refer to such items as “Significant Items”. Most often, these Significant Items result from factors originating outside the company – e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, and litigation actions. In other cases they may result from management decisions associated with significant corporate actions out of the ordinary course of business – e.g., merger/restructuring charges, recapitalization actions, and goodwill impairment. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, and asset valuation write- downs reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of “Significant Items”, when appropriate, aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company’s performance - i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing “Significant Items” in its external disclosure documents (e.g., earnings press releases, quarterly performance discussions, investor presentations, Forms 10-Q and 10-K). “Significant Items” for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of items could materially impact these periods, including those which may be described from time to time in Huntington’s filings with the Securities and Exchange Commission. 13

Welcome For additional information, please visit: http://www.huntington.com Mark A. Muth Brian M. Vereb Director of Investor Relations Asst. Dir. of Investor Relations Office: 614.480.4720 Office: 614.480.5098 E-mail: mark.muth@huntington.com E-mail: brian.m.vereb@huntington.com ©2019 Huntington Bancshares Incorporated. All rights reserved. (Nasdaq: HBAN)